SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant [X]

Filed by a Party other than the registrant [   ]

Check the appropriate box:

[ ]	Preliminary proxy statement.

[ ]	Definitive proxy statement.

[X]	Definitive additional materials.

[ ]	Soliciting material under Rule 14a-12.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Multi-Asset Global Opportunity Fund
Lord Abbett Investment Trust
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund
Lord Abbett Multi-Asset Growth Fund
Lord Abbett Multi-Asset Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund
Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Small Cap Value Fund
Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro Cap Growth Fund
Lord Abbett Micro Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Opportunities Portfolio
Mid Cap Stock Portfolio

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THE LORD ABBETT FAMILY OF FUNDS

90 Hudson Street, Jersey City, NJ 07302-3973

YOUR VOTE IS EXTREMELY IMPORTANT

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE

Dear Shareholder:

We recently sent to you proxy material regarding the upcoming Lord Abbett Joint Special Meeting of Shareholders to be held on Thursday, November 5, 2015 at 9:00 a.m. (Eastern time). Our records indicate that we have not yet received your proxy voting instructions for the Meeting. Please take a moment now to cast your proxy vote so that your shares may be represented. Another copy of your proxy ballot(s) has been enclosed. Your vote is critical to the outcome of this Meeting. Once you cast your vote, you will not be called again and we will not mail additional proxy-related materials to you.

Many shareholders believe their vote is insignificant and do not vote their shares. Please understand that your vote is essential and without your participation we will have a difficult time achieving the votes required. The right to vote the shares of the funds in which you invest is one of your key rights as a shareholder. Please take the opportunity today to exercise your voting rights.

The voting options below have been set up for your convenience. If you have voted since the mailing of this letter, we apologize for this follow-up mailing and thank you for your participation. Thank you for your assistance with this important matter.

Please take a moment now to cast your vote using one of the options listed below:

Vote with a proxy specialist by calling 877-297-1747. We can answer your questions and record your vote (Monday–Friday, 9a.m.–10p.m.; Saturday, 10a.m.–6p.m. (Eastern time)).

Vote by Touch-Tone Phone by calling the phone number on the enclosed proxy card: Enter the control number printed on the card and follow the touchtone prompts.

Vote via the Internet by logging on to the website indicated on the enclosed proxy card, entering your control number printed on the card, and casting your vote by following the on-screen prompts.

Vote by Mail by mailing in your signed proxy card in the envelope provided.

Please vote promptly to ensure that your vote is counted at the Meeting on Thursday, November 5, 2015.

LAR-010.09.15